UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2012

Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 6, 2012, Apartment Trust of America, Inc. (the “Company”) issued a press release announcing the entry by the Company and Apartment Trust of America Holdings, LP, the Company’s operating partnership, into a series of definitive agreements with Elco Landmark Residential Holdings, LLC, Elco Landmark Residential Management, LLC and affiliates of the OPSEU Pension Trust and DeBartolo Development, LLC. The agreements provide for, among other things, the contribution of 21 apartment communities to the Company and the issuance by the Company of $50 million of two new series of preferred stock and $1.65 million of common stock. A copy of the press release is furnished with this Current Report on Form 8-K and is attached as Exhibit 99.1 hereto.

The information furnished with this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language contained therein, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Share Purchase Price for Distribution Reinvestment Plan

Pursuant to the Company’s Second Amended and Restated Distribution Reinvestment Plan (the “Plan”), distributions will be reinvested in shares of the Company’s common stock at a price equal to the most recently disclosed per share value, as determined by the Company’s board of directors. In connection with the transactions described in the press release, the Company’s board of directors determined that the fair value of the Company’s shares of common stock, as of August 3, 2012, is $8.15 per share. Accordingly, $8.15 will be the per share price used for the purchase of shares pursuant to the Plan, beginning August 3, 2012, until such time as the board of directors provides a new estimate of share value.

The Company will pay distributions to stockholders of record as of July 31, 2012 in August 2012, and participants in the Plan at such time will acquire shares of the Company’s common stock at the $8.15 per share purchase price.

Item 9.01	Exhibits and Financial Statements.

d.	Exhibits:

Exhibit Number	Description

99.1	Press Release issued on August 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 6, 2012	Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
Name: B. Mechelle Lafon
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued on August 6, 2012

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